Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 175,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	24,167.50
Total Offset Amount	0.00
Net Fee	$ 24,167.50
Final Prospectus	false